united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2016

Item 1. Reports to Stockholders.

Equinox MutualHedge Futures Strategy Fund

Class A, Class C, and Class I Shares

Annual Report

September 30, 2016

1-888-643-3431

WWW.EQUINOXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox MutualHedge Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX MUTUALHEDGE FUTURES STRATEGY FUND

Annual Letter to Shareholders for the fiscal year-end - September 30, 2016

Equinox MutualHedge Futures Strategy Fund (the “Fund” or “MutualHedge”) began trading on December 31, 2009. For the fiscal year, October 1, 2015 through September 30, 2016, the Fund’s Class A Shares (with No Load) returned 4.48%, Class A Shares (with Maximum Load) returned 1.49%, Class C Shares returned 3.69%, and Class I Shares returned 4.73%. During the period, the Fund’s Class I Shares significantly outperformed the Barclay BTOP50 Index® (the “Managed Futures Index”) which returned 1.84%, but lagged well behind the performance of US equities (S&P 500® Total Return Index, the “Equities Index”), which returned 15.43% for the fiscal year-end (September 30, 2016).1

The Fund has remained virtually uncorrelated to equities since its inception (December 2009), posting a 0.01 correlation coefficient to the Equities Index for the period Jan. 1, 2010 through Sept. 30, 2016. Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to traditional investment portfolios that have equities as their core holding.

FUND STRATEGY

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical (bull and bear) level of volatility experienced by the Equities Index.

The Fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox” or the “Advisor”) pursues this investment objective mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisors (“CTAs”), which are often labeled “managed futures” programs.

The Advisor draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, combines them in a portfolio that attempts to offer more consistent performance potential with lower volatility than individual CTA programs. The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, discretionary trading, spread trading); (ii) trading time horizons (short-term, medium-term, long-term); (iii) sectors (energy, metals, agricultural commodities, equity indices, interest rates, currencies); and (iv) geography. The Advisor seeks to manage the risk of the portfolio by monitoring key parameters of the selected programs, including volatility, market sector exposure, drawdowns, and trading activity. While the portfolio is actively managed, it does not express or incorporate tactical views on markets or CTA programs: the emphasis is on long-term risk-adjusted returns.

[1]	The Equinox MutualHedge Futures Strategy Fund data source: Gemini Fund Services, LLC. The Managed Futures Index and Equities Index data source: PerTrac Financial Solutions.

PORTFOLIO AND PLATFORM EVOLUTION

As of September 30, 2016, the Fund’s portfolio consisted of 12 CTA programs, accessed via swap contracts, as shown in table 1 below. Four diversified intermediate to long-term trend-following programs (WNTN, KeyQuant, Quantica and Quest) represented approximately 34% of the Fund’s portfolio. Two spread/relative-value trading programs (EvE and Moody) represented approximately 15%, while two short-term trading programs (QIM and Crabel) had a 17% allocation. The remaining 34% was allocated to four CTA programs: Systematica (multi-strategy global macro), FORT (contrarian), H2O (discretionary global macro), and IPM (systematic global macro). We believe that this diversification across trading styles and horizons has the potential to earn positive returns under varying market conditions and the potential to lower the volatility of the Fund’s returns over time.

Table 1 displays the Fund’s quarter-by-quarter allocations to CTA programs. There was one major change during the fiscal year: an allocation was made to the IPM’s Systematic Macro trading program during the quarter ending March 31, 2016. Most other allocation changes during the year mainly reflect a combination of rebalancing and performance.

IPM was founded in 1998 with the mission of delivering robust strategies based on a systematic investment process. IPM’s investment philosophy is grounded in economic theory and relies on the belief that market prices of financial assets fluctuate over time around their true fundamental value. IPM designs novel approaches to model these movements and seeks to capture the resulting profits. IPM’s Systematic Macro strategy is based on proprietary models that examine how fundamental economic and market factors interact with the dynamics of asset price returns. The models evaluate the relative attractiveness of financial instruments and seek to exploit divergences in fundamentals by taking the appropriate long and short positions. Based in Stockholm, Sweden, IPM has more than forty employees, about half of them involved in research and investments.

TABLE 1: MUTUALHEDGE PORTFOLIO ALLOCATIONS (As a percentage of the Fund’s notional trading level)

ADVISOR	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016
Systematica Capital Management (BlueCrest)	10.20%	10.70%	11.30%	10.90%	9.50%
Crabel Capital Management (Crabel)	7.60%	8.20%	7.70%	8.10%	7.70%
Emil van Essen (EvE)	8.70%	8.40%	8.00%	8.10%	8.20%
Fort (FORT)	8.30%	8.50%	7.20%	7.40%	7.70%
H2O Asset Management (H2O)	8.10%	7.90%	6.10%	5.70%	8.60%
IPM	—	—	8.60%	8.60%	8.10%
J E Moody (Moody)	8.30%	8.20%	6.40%	6.10%	6.30%
KeyQuant (KeyQuant)	7.80%	8.20%	7.30%	7.40%	8.20%
Quantica Capital (Quantica)	9.00%	8.40%	7.20%	7.70%	7.40%
Quantitative Investment Management (QIM)	10.60%	10.30%	9.70%	9.70%	9.80%
Quest Partners (Quest)	9.20%	9.30%	8.80%	8.50%	7.90%
Winton Capital Management (WNTN)	12.20%	11.90%	11.70%	11.80%	10.60%

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

ANALYSIS OF FUND PERFORMANCE

As shown in Table 2 below, the Fund significantly outperformed the Managed Futures Index, but underperformed the Equities Index, which had a very strong year. Its volatility was lower than that of the Equities Index. Noteworthy as well, is the lack of correlation between the Fund and the Equities Index, a tribute to the diversification provided by this asset class.

TABLE 2: PERFORMANCE STATISTICS OF THE FUND (10/1/2015 to 9/30/2016)

			CORRELATION (1/2010 – 9/2016)
	RETURN	VOLATILITY	FUND	BTOP50	S&P 500®
Fund (A shares, no load)	4.48%	11.18%	1.00	0.90	0.01
Barclay BTOP50 Index®	-1.84%	7.74%	0.90	1.00	0.06
S&P 500 Total Return Index®	15.43%	12.46%	0.01	0.06	1.00

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges. Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

FUND PERFORMANCE ATTRIBUTION BY CTA PROGRAM

During the period under review, nine of the Fund’s CTA programs made positive contributions to performance, underscoring a relatively favorable climate for managed futures. The best performer was QIM’s short-term pattern recognition trading program, which contributed about 174 basis points (“bps”) of performance. The other two top contributors were EvE’s relative-value trading program, and Crabel’s short-term trading program. The three detractors from performance were a trend-followng program (Quest) and two global macro programs, one systematic (IPM) and the other discretionary (H2O).

US interest rates continued to trend lower during the year, and the Fund’s fixed-income investments (consisting mainly of exchange-traded funds that seek to track the performance of short-duration, investment-grade fixed-income indices) benefited, contributing a healthy 159 bps of positive performance.

TABLE 3: CTA PROGRAM CONTRIBUTIONS TO PERFORMANCE (10/1/2015 to 9/30/2016)

CTA PROGRAM	CONTRIBUTION TO PROGRAM
Systematica Capital Management (BlueCrest)	0.18%
Crabel Capital Management (Crabel)	1.08%
Emil van Essen (EvE)	1.47%
Fort (FORT)	0.29%
H2O Asset Management (H2O)	-1.21%
IPM	-0.30%
J E Moody (Moody)	0.18%
KeyQuant (KeyQuant)	0.10%
Quantica Capital (Quantica)	0.27%
Quantitative Investment Management (QIM)	1.74%
Quest Partners (Quest)	-1.10%
Winton Capital Management (WNTN)	0.19%
Fixed Income Securities	1.59%
TOTAL	4.48%

TABLE 4: FUND PERFORMANCE ATTRIBUTION BY SECTOR (10/1/2015 to 9/30/2016)

SECTOR	CONTRIBUTION TO PERFORMANCE
Currencies	1.27%
Equity Indices	-2.14%
Interest Rates	4.55%
Agricultural Commodities	-1.48%
Energy	2.63%
Metals	-1.94%
Fixed Income Securities	1.59%
TOTAL	4.48%

Interest Rates were the largest positive contributors for the third year in a row (up +455 bps), followed by Energy (up +263 bps) and Currencies (up +127 bps). Equity Indices (down –214 bps) were the biggest detractor, followed by Metals (down –194 bps) and Agricultural Commodities (down –148 bps). Fixed-income securities, as discussed earlier, also contributed positively.

FUND SECTOR DIVERSIFICATION

The Fund’s sector diversification, as of September 30, 2015 and September 30, 2016, respectively, is shown in the charts below. Exposures to Interest Rates, Equity Indices and Currencies were the three largest, and the total exposure to financials was about 70%. Energy, Agricultural Commodities, and

Metals, in that order, made up the remaining 30%. Overall, there are only very small changes since last year-end.

We are sometimes asked whether Equinox actively manages these sector risk exposures. In fact, the CTA trading programs to which the Fund allocates have their own target risk exposure to various sectors, and Equinox takes these into account while selecting managers and constructing the Fund’s portfolio. The actual sector risk exposures shown above are a function of the signals generated by the trading models of various CTA programs: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher. It is also worth noting that these exposures are “gross” risk exposures: a sector that has long positions whose risk exposure is say 10% and short positions whose risk exposure is say 5% will be shown as having a gross risk exposure of 15%, even though the “net” exposure would be 5% long.

SECTOR DIVERSIFICATION AS OF 9/30/2015

SECTOR DIVERSIFICATION AS OF 9/30/2016

Portfolio holdings are subject to change and should not be considered investment advice.

MARKET COMMENTARY AND OUTLOOK

The Fund has put up another positive year, making it three good years in a row following the indifferent performance of the asset class during 2012 and most of 2013.

Uncertainty continues to stalk the markets. Forecasters of interest rates, who have been calling for higher rates for at least the last several quarters, have been off the mark, and bond prices continue to hover around all-time highs. However, it is looking more likely that a hike by the Federal Reserve may be just around the corner. When it happens, this is likely to have knock-on effects in the equity and commodity markets. Managed futures, as an asset class, does not generally seek to predict trends or call market tops and bottoms, which is one of the factors responsible for its long-term historical track record.

Some of the challenges we perceive on the horizon include: Fed policy in the US; the results of the upcoming elections, where the winner(s) could significantly affect the course of world events; the slowing global economy, particularly in China; continuing geopolitical tensions in various parts of the world, particularly the Middle East; the long-term implications of Brexit on the UK and the European Union, and on the rest of the world. Given these challenges, market volatility could eventually trend significantly higher than it has during the last several years, as in fact it did briefly during the first few weesk of 2016, and around the Brexit vote in June 2016.

Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty. In fact, managed futures have historically displayed the ability to earn what has been termed as “crisis alpha:” positive returns during periods when equity markets have collapsed and volatility has increased.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. The Fund’s portfolio as of September 30, 2016 was, we believe, positioned to potentially perform well under these conditions, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox MutualHedge Futures Strategy Fund.

DESCRIPTIONS OF INDEXES AND TERMS:

The Barclay BTOP50 Index® (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met:

●	Program must have at least two years of trading activity.

●	Program’s advisor must have at least three years of operating history.

●	The BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Source: barclayhedge.com.

Brexit is an abbreviation of “British exit.” It refers to the possibility that Britain will withdraw from the European Union.

The S&P 500®Total Return Index (“S&P500”) is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500® focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Total return provides investors with a price-plus-gross cash dividend return. Gross cash dividends are applied on the ex-date of the dividend. Source: standardandpoors.com.

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Contrarian – Unlike trend-following models, which generate buy (sell) signals in the early stage of an upward (or downward) trend, contrarian models generate buy (or sell) signals at the end of the turning point of a downward (or upward) trend.

Correlation Coefficient, r, indicates both the strength and direction of the relationship between the independent and dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r=0, there is no relationship between variables x and y.

Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Discretionary Trading Strategy (also known as Fundamental Analysis) is the study of basic, underlying factors that will affect the supply and demand of an investment. For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Maximum Drawdown measures of risk (also known as Worst Historical Loss) that illustrates the largest peak-to-valley decline, based on simulated monthly rates of return, during a given time period. The Worst Historical Loss depicted in this presentation is not the maximum loss that can occur. There is no guarantee that any particular investment will meet its intended objective; accordingly, investors could lose a substantial portion, or even all, of their investment.

Multi-strategy refers to managed futures programs that employ various trading strategies.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Spread Trading is generally understood to mean the simultaneous purchase of a security (futures contract, option, stock, bond, etc.) and sale of a related security. Spread trades are executed to attempt to profit from the widening or narrowing of the spread, rather than from movement in the prices of the individual “legs” of the trade directly.

A Systematic Trading Strategy (also known as Quantitative) employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

5623-NLD-11/07/2016

Equinox MutualHedge Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmarks:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	(12/31/09)	(5/24/11)
Equinox MutualHedge Futures Strategy Fund Class A	4.48%	7.53%	1.37%	2.50%	N/A
Equinox MutualHedge Futures Strategy Fund Class A with load	(1.49)%	5.43%	0.17%	1.61%	N/A
Equinox MutualHedge Futures Strategy Fund Class C	3.69%	6.72%	0.61%	1.74%	N/A
Equinox MutualHedge Futures Strategy Fund Class I	4.73%	7.80%	1.62%	N/A	2.33%
Barclay BTOP50 Index	(1.84)%	4.03%	1.06%	1.42%	0.59%
S&P 500 Total Return Index	15.43%	11.16%	16.37%	12.71%	12.16%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses are 2.05% for Class A shares, 2.80% for Class C shares, and 1.80% for Class I Shares per the January 28, 2016, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2016, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of September 30, 2016	% of Net Assets
Exchange Traded Funds	27.3%
U.S. Treasury Notes	10.9%
Money Market Funds	16.8%
Other Assets and Liabilities - Net	45.0%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detail of the Fund’s holdings. Derivative exposure is included in “Other Assets and Liabilities - Net”.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2016

Shares				Fair Value
	EXCHANGE TRADED FUNDS - 27.3%
280,750	iShares 1-3 Year Credit Bond ETF			$29,692,120
96,530	iShares Core U.S. Aggregate Bond ETF			10,851,903
276,525	Vanguard Short-Term Bond ETF			22,351,516
310,770	Vanguard Short-Term Corporate Bond ETF			25,032,523
	TOTAL EXCHANGE TRADED FUNDS (Cost $86,937,226)			87,928,062

Principal		Coupon Rate	Maturity Date
	U.S. TREASURY NOTES - 10.9%
$5,000,000	United States Treasury Note	0.6250	11/30/2017	4,996,975
5,000,000	United States Treasury Note	0.7500	2/28/2018	5,002,150
5,000,000	United States Treasury Note	0.8750	10/15/2017	5,010,450
5,000,000	United States Treasury Note	0.8750	3/31/2018	5,010,740
5,000,000	United States Treasury Note	0.8750	7/15/2018	5,009,865
5,000,000	United States Treasury Note	1.0000	12/31/2017	5,018,455
5,000,000	United States Treasury Note	1.0000	5/15/2018	5,020,213
	TOTAL U.S. TREASURY NOTES (Cost $35,065,354)			35,068,848

Shares
	MONEY MARKET FUNDS - 16.8%
16,513,851	BlackRock International Dollar Reserve Series B - 0.08% ** +			16,513,851
16,199,666	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund - Administration Share Class, 0.41%** +			16,199,666
21,215,521	JPMorgan Liquidity Funds - US Dollar Liquidity Fund - Premier Share Class, 0.33% ** +			21,215,521
	TOTAL SHORT-TERM INVESTMENTS (Cost $53,929,038)			53,929,038

	TOTAL INVESTMENTS - 55.0% (Cost $175,931,618) (a)			$176,925,948
	OTHER ASSETS AND LIABILITIES - NET - 45.0%			144,876,752
	TOTAL NET ASSETS - 100.0%			$321,802,700

**	Pledged as collateral for swap agreement.

+	This investment is a holding of MutualHedge Fund Limited CFC.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $175,931,618 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$1,085,506
Unrealized Depreciation:	(91,176)
Net Unrealized Appreciation:	$994,330

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Unrealized
Appreciation/(Depreciation)
SWAP CONTRACTS *+

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs. The swap was effective on September 26, 2011 and renewed effective September 20, 2016 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides for an 0.50% per annum fee to Deutsche Bank. (Notional Value $397,592,944)	$33,147,876

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the Diversified Program of Winton Capital Management Limited (“Winton”) calculated on a daily basis by BNP Paribas Financial Services LLC with reference to an investment portfolio owned by ALPHAS Managed Account Platform XXX Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland. The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by Winton that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on March 6, 2014 and has a term of three years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.27% per annum accrued on the notional level of the swap. (Notional Value $52,487,900)	(573,840)

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the BlueCrest Systematic Macro Program of BlueCrest Capital Management (Guernsey) Ltd. (“BlueCrest”) calculated on a daily basis by NAV Consulting Inc. with reference to an investment portfolio owned by Alphas Managed Accounts Platform XLII Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland. The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by BlueCrest that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on August 5, 2014 and has a term of five years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.30% per annum accrued on the notional level of the swap. (Notional Value $47,476,917)	(763,998)

Total Net Unrealized Appreciation on Swap Contracts	$31,810,038

*	Non-Income producing investment.

+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment securities:
At cost	$175,931,618
At fair value	$176,925,948
Cash	105,358,655
Cash on deposit with broker - swap margin balance	19,695,319
Net unrealized appreciation from swap contracts	31,810,038
Receivable for securities sold	27,896,441
Receivable for fund shares sold	1,245,015
Interest receivable	96,077
Prepaid expenses and other assets	31,643
TOTAL ASSETS	363,059,136

LIABILITIES
Due to broker - swap contract	40,095,704
Payable for fund shares repurchased	568,104
Investment advisory fees payable	418,094
Distribution (12b-1) fees payable	57,354
Trustees fees payable	6,370
Payable to related parties	36,001
Accrued expenses and other liabilities	74,809
TOTAL LIABILITIES	41,256,436
NET ASSETS	$321,802,700

Composition of Net Assets:
Paid in capital	$419,266,238
Accumulated net investment loss	(128,800,031)
Accumulated net realized loss from security transactions and swap contracts	(1,467,875)
Net unrealized appreciation of investments and swap contracts	32,804,368
NET ASSETS	$321,802,700

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$116,245,256
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	13,184,128
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$8.82
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$9.36

Class C Shares:
Net Assets	$45,572,458
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,360,233
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.50

Class I Shares:
Net Assets	$159,984,986
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	17,987,444
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.89

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividends	$3,055,562
Interest	33,086
Income from securities loaned	14,035
TOTAL INVESTMENT INCOME	3,102,683
EXPENSES
Investment advisory fees	4,259,306
Distribution (12b-1) fees:
Class A	294,904
Class C	454,537
Administrative services fees	216,868
Transfer agent fees	137,351
Non 12b-1 shareholder services fees	129,607
Printing and postage expenses	123,545
Accounting services fees	65,463
Registration fees	54,098
Audit fees	33,713
Custodian fees	32,365
Legal fees	22,252
Compliance officer fees	21,212
Trustees fees and expenses	15,013
Insurance expense	8,803
Other expenses	5,327
TOTAL EXPENSES	5,874,364
Less: Fees waived by the Advisor	(346,508)
NET EXPENSES	5,527,856
NET INVESTMENT LOSS	(2,425,173)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Investment transactions	1,353,859
Swap contracts	2,581,671
Distributions from exchange traded funds	72,445
4,007,975
Net change in unrealized appreciation of:
Investments	328,017
Swap contracts	8,201,309
8,529,326
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,537,301
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,112,128

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
FROM OPERATIONS
Net investment loss	$(2,425,173)	$(2,504,807)
Net realized gain from investment transactions, swap contracts, futures contracts, forward foreign currency contracts, and currency translations	3,935,530	12,884,690
Distributions from exchange traded funds	72,445	152,948
Net change in unrealized appreciation of investments, futures contracts, forward foreign currency contracts, and swap contracts	8,529,326	20,823,071
Net gain attributable to the non-controlling interest	—	90,404
Net increase in net assets resulting from operations	10,112,128	31,446,306

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(13,929,048)	(10,705,727)
Class C	(4,743,759)	(3,077,308)
Class I	(12,278,871)	(11,288,657)
From net realized gains
Class A	(149,235)	(555,224)
Class C	(54,066)	(174,764)
Class I	(128,705)	(566,210)
Net decrease in net assets from distributions to shareholders	(31,283,684)	(26,367,890)

CAPITAL TRANSACTIONS - CONTROLLING INTEREST
Proceeds from shares sold:
Class A	40,157,621	31,057,143
Class C	11,450,576	9,781,623
Class I	116,680,815	42,504,708
Net asset value of shares issued in reinvestment of distributions:
Class A	12,539,359	9,795,286
Class C	4,398,989	2,988,742
Class I	11,061,375	11,154,996
Redemption fee proceeds:
Class A	8,091	1,885
Class C	3,219	624
Class I	10,177	1,954
Payments for shares redeemed:
Class A	(48,612,525)	(48,781,191)
Class C	(8,925,455)	(8,633,717)
Class I	(80,054,540)	(69,028,221)
Total Increase/(Decrease) in Net Assets from Capital Transactions - Controlling Interest	58,717,702	(19,156,168)

TOTAL INCREASE/(DECREASE) IN NET ASSETS - CONTROLLING INTEREST	37,546,146	(14,077,752)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015

CAPITAL TRANSACTIONS - NON-CONTROLLING INTEREST
Proceeds from contributions	$—	$103,200
Withdrawals	—	(1,411,088)
Total Decrease in Net Assets from Capital Transactions - Non-controlling Interest	—	(1,307,888)

NET ASSETS
Beginning of Period	284,256,554	299,642,194
End of Period *	$321,802,700	$284,256,554
* Includes accumulated net investment loss of:	$(128,800,031)	$(95,423,372)

SHARE ACTIVITY
Class A:
Shares Sold	4,419,636	3,189,370
Shares Reinvested	1,492,781	1,069,354
Shares Redeemed	(5,383,536)	(5,011,679)
Net increase/(decrease) in shares of beneficial interest outstanding	528,881	(752,955)

Class C:
Shares Sold	1,308,428	1,038,337
Shares Reinvested	539,753	335,437
Shares Redeemed	(1,021,315)	(913,454)
Net increase in shares of beneficial interest outstanding	826,866	460,320

Class I:
Shares Sold	12,918,557	4,436,976
Shares Reinvested	1,307,491	1,211,183
Shares Redeemed	(8,798,123)	(7,193,458)
Net increase/(decrease) in shares of beneficial interest outstanding	5,427,925	(1,545,299)

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2016	2015		2014		2013		2012
Net asset value, beginning of period	$9.57	$9.45		$8.85		$9.94		$10.67
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.08)		(0.11)		(0.12)		(0.14)
Net realized and unrealized gain/(loss) on investments	0.44	1.10		0.73		(0.97)		(0.22)
Total from investment operations	0.37	1.02		0.62		(1.09)		(0.36)
Less distributions from:
Net investment income	(1.11)	(0.86)		—		—		(0.37)
Net realized gains	(0.01)	(0.04)		(0.02)		—		(0.00	) (6)
Total distributions	(1.12)	(0.90)		(0.02)		—		(0.37)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$8.82	$9.57		$9.45		$8.85		$9.94
Total return (2)	4.48%	11.23%		6.99%		(10.97)%		(3.33)%
Net assets, at end of period (000s)	$116,245	$121,148		$126,760		$278,757		$501,465
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (3)(4)(7)	2.00%	1.97%		2.40%		2.35%		2.41%
Ratio of net expenses to average net assets (4)(8)	1.88%	1.87%		2.19%		2.24%		2.38%
Ratio of net investment loss to average net assets (5)(9)	(0.81)%	(0.85)%		(1.24)%		(1.27)%		(1.41)%
Portfolio Turnover Rate	20%	0	% (10)	0	% (10)	0	% (10)	9%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC (3)(4)	2.00%	1.96%	2.07%	1.98%	1.89%

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC (4)	1.88%	1.86%	1.86%	1.86%	1.86%

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC (5)	(0.81)%	(0.84)%	(0.90)%	(0.90)%	(0.90)%

(10)	Amount represents less than 0.5%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2016	2015		2014		2013		2012
Net asset value, beginning of period	$9.26	$9.17		$8.65		$9.78		$10.55
Activity from investment operations:
Net investment loss (1)	(0.14)	(0.15)		(0.18)		(0.19)		(0.22)
Net realized and unrealized gain/(loss) on investments	0.43	1.06		0.72		(0.94)		(0.21)
Total from investment operations	0.29	0.91		0.54		(1.13)		(0.43)
Less distributions from:
Net investment income	(1.04)	(0.78)		—		—		(0.34)
Net realized gains	(0.01)	(0.04)		(0.02)		—		(0.00	) (6)
Total distributions	(1.05)	(0.82)		(0.02)		—		(0.34)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$8.50	$9.26		$9.17		$8.65		$9.78
Total return (2)	3.69%	10.35%		6.23%		(11.55)%		(4.09)%
Net assets, at end of period (000s)	$45,572	$41,990		$37,348		$53,154		$78,011
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (3)(4)(7)	2.75%	2.72%		3.15%		3.10%		3.16%
Ratio of net expenses to average net assets (4)(8)	2.63%	2.62%		2.94%		2.99%		3.13%
Ratio of net investment loss to average net assets (5)(9)	(1.57)%	(1.61)%		(2.01)%		(2.02)%		(2.17)%
Portfolio Turnover Rate	20%	0	% (10)	0	% (10)	0	% (10)	9%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC (3)(4)	2.75%	2.71%	2.82%	2.73%	2.65%

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC (4)	2.63%	2.61%	2.61%	2.61%	2.61%

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC (5)	(1.57)%	(1.60)%	(1.68)%	(1.65)%	(1.65)%

(10)	Amount represents less than 0.5%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2016	2015		2014		2013		2012
Net asset value, beginning of period	$9.64	$9.52		$8.89		$9.96		$10.68
Activity from investment operations:
Net investment loss (1)	(0.05)	(0.06)		(0.09)		(0.10)		(0.07)
Net realized and unrealized gain/(loss) on investments	0.45	1.11		0.74		(0.97)		(0.26)
Total from investment operations	0.40	1.05		0.65		(1.07)		(0.33)
Less distributions from:
Net investment income	(1.14)	(0.89)		—		—		(0.39)
Net realized gains	(0.01)	(0.04)		(0.02)		—		(0.00	) (6)
Total distributions	(1.15)	(0.93)		(0.02)		—		(0.39)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00		0.00		0.00		0.00
Net asset value, end of period	$8.89	$9.64		$9.52		$8.89		$9.96
Total return (2)	4.73%	11.48%		7.30%		(10.74)%		(3.08)%
Net assets, at end of period (000s)	$159,985	$121,119		$134,317		$236,188		$331,291
Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (3)(4)(7)	1.74%	1.72%		2.15%		2.10%		2.17%
Ratio of net expenses to average net assets (4)(8)	1.63%	1.62%		1.94%		1.99%		2.13%
Ratio of net investment loss to average net assets (5)(9)	(0.59)%	(0.60)%		(1.01)%		(1.03)%		(1.19)%
Portfolio Turnover Rate	20%	0	% (10)	0	% (10)	0	% (10)	9%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC (3)(4)	1.74%	1.71%	1.82%	1.73%	1.65%

(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC (4)	1.63%	1.61%	1.61%	1.61%	1.61%

(9)	Ratio of net investment loss to average net assets excluding the income and expenses of MFL-CFC (5)	(0.59)%	(0.59)%	(0.67)%	(0.65)%	(0.67)%

(10)	Amount represents less than 0.5%.

See accompanying notes to consolidated financial statements.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

The Equinox MutualHedge Futures Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$87,928,062	$—	$—	$87,928,062
U.S. Treasury Notes	—	35,068,848	—	35,068,848
Short-term Investments	53,929,038	—	—	53,929,038
Swap Contracts	—	31,810,038	—	31,810,038
Total	$141,857,100	$66,878,886	$—	$208,735,986

There were no transfers in to or out of any level during the current period presented. It is the Fund’s policy to

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

recognize transfers between levels at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investments in the MFL-CFC is as follows:

			% of the Fund’s
	Inception Date of	MFL-CFC Net Assets at	Total Net Assets at
	MFLCFC -	September 30, 2016	September 30, 2016
MFL-CFC	1/12/2010	$ 65,337,216	20.3%

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 – 2015) or expected to be taken on the Fund’s 2016 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. As of September 30, 2016, the notional value of the total return swap with Deutsche Bank was $397,592,944. As of September 30, 2016, the notional value of the total return swaps with Morgan Stanley were $52,487,900 and $47,476,917. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2016, the net change in unrealized appreciation on swap contracts was $8,201,309. For the year ended September 30, 2016, the Fund had realized gains of $2,581,671 on swap contracts.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2016.

		Gross Amounts
		Offset in the
		Consolidated	Net Amount of Assets
	Gross Amounts of	Statement of	Present in the
	Recognized	Assets and	Consolidated Statement	Financial		Cash Collateral
Description	Assets	Liabilities	of Assets and Liabilities	Instruments		Pledged	Total
Swap Contracts	$33,147,876	$1,337,838	$31,810,038	$31,810,038	(1)	$—	$31,810,038
Total	$33,147,876	$1,337,838	$31,810,038	$31,810,038		$—	$31,810,038

(1)	The table above does not include additional cash collateral pledged to the counterparty. Additional cash and financial instruments pledged as collateral as of September 30, 2016 was $41,814,319.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2016:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized appreciation from swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2016:

Asset Derivatives Investment Fair Value

	Mixed:
	Commodity,
	Currency, Equity,	Total as of
	and Interest Rate	September 30, 2016
Swap Contracts	$33,147,876	$33,147,876
	$33,147,876	$33,147,876

Liability Derivatives Investment Fair Value

	Mixed:
	Commodity,
	Currency, Equity,	Total as of
	and Interest Rate	September 30, 2016
Swap Contracts	$1,337,838	$1,337,838
	$1,337,838	$1,337,838

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain on Derivatives
Equity/Currency/Commodity/Interest	Net realized gain from swap contracts
Rate Contracts	Net change in unrealized appreciation of swap contracts

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Net Change in unrealized gain on derivatives recognized in the Consolidated Statement of Operations

	Mixed: Commodity, Currency, Equity, and	Total for the
Derivative Investment Type	Interest Rate	year ended September 30, 2016
Swap Contract	$8,201,309	$8,201,309
	$8,201,309	$8,201,309

Realized gain on derivatives recognized in the Consolidated Statement of Operations

	Mixed: Commodity, Currency, Equity, and	Total for the
Derivative Investment Type	Interest Rate	year ended September 30, 2016
Swap Contract	$2,581,671	$2,581,671
	$2,581,671	$2,581,671

The notional value of the derivative instruments outstanding as of September 30, 2016 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless the Fund’s management believes that the issuer is creditworthy, the Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Fluctuations in the value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $35,067,433 and $115,494,545, respectively.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Effective October 14, 2015, the investment advisory business of Equinox Funds Management, LLC (“EFM”), with respect to the Fund, was transferred to Equinox Institutional Asset Management, LP (“EIAM”) and EIAM became the investment advisor for the Fund. EFM and EIAM are both solely controlled subsidiaries of Equinox Financial Group, LLC. The investment advisory businesses of EFM and EIAM with respect to the Fund was consolidated to achieve greater operational efficiency and simplify the organizational structure. The appointment of EIAM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Fund or the terms of the investment advisory agreement (other than the identity of the advisor). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets. For the year ended September 30, 2016, the Advisor earned $4,259,306 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). Prior to August 16, 2016, the Advisor agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation expenses) do not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2016, the Advisor waived fees in the amount of $346,508.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation that was in place at the time of the original expense waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2017	$811,540
9/30/2018	$302,556
9/30/2019	$346,508

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The following chart identifies the year and amounts that have expired:

9/30/2016	$908,115

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (“Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the fiscal year ended September 30, 2016, Class A and Class C shares of the Fund paid fees of $294,904 and $454,537, respectively, pursuant to the Plans.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended September 30, 2016, the Distributor received $143,228 and $118,641 in underwriting commissions for sales of Class A and Class C shares respectively, of which $18,441 and $5,918 was retained by the principal underwriter or other affiliated broker-dealers for Class A and Class C shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2016, the Fund received $21,487 in redemption fees.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$30,951,678	$25,071,692
Long-Term Capital Gain	332,006	1,296,198
Return of Capital	—	—
	$31,283,684	$26,367,890

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,783,954	$1,423,367	$—	$—	$(103,665,189)	$994,330	$(97,463,538)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income/(loss), and accumulated net realized gain/(loss) is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary.

Permanent book and tax differences, primarily attributable to the reclass of Fund distributions, resulted in reclassification for the Fund for the fiscal year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income(Loss)	Gains (Loss)
$—	$192	$(192)

7.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with BNP Paribas (the “Borrower”). Under the terms of the agreement, the Fund is authorized to loan securities to the Borrower. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Fund’s Portfolio of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement. There were no securities on loan as of September 30, 2016.

Equinox MutualHedge Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2016

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” modifying ASC 946 “Financial Services – Investment Companies.” Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2016, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Raymond James	43%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Equinox MutualHedge Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox MutualHedge Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox MutualHedge Futures Strategy Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2016

Equinox MutualHedge Futures Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including upfront and deferred sales charges (loads) on purchases of Class A shares and deferred sales charges (loads) on certain redemptions of Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
Actual	Account Value	Value	During Period*	Expense
	4-1-16	9-30-16	4/1/16 – 9/30/16	Ratio
Class A	$1,000.00	$ 988.80	$ 9.40	1.89%
Class C	1,000.00	983.80	13.09	2.64%
Class I	1,000.00	988.90	8.15	1.64%

		Ending
Hypothetical	Beginning	Account	Expenses Paid	Annualized
(5% return before expenses)	Account Value	Value	During Period*	Expense
	4-1-16	9-30-16	4/1/16 – 9/30/16	Ratio
Class A	$1,000.00	$ 1,015.55	$ 9.52	1.89%
Class C	1,000.00	1,011.80	13.28	2.64%
Class I	1,000.00	1,016.80	8.27	1.64%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	117	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	117	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	105	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	142	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	142	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/16 – NLFT_v2

Equinox MutualHedge Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 -2012); Formerly President and Manager, Blu Giant, LLC (2004 -2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 -2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-643-3431.

9/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish St. Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $32,500

2015 - $37,500

2014 - $37,500

(b)	Audit-Related Fees

2016 – None

2015 – None

2014 - None

(c)	Tax Fees

2016 - $5,500

2015 - $7,500

2014 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

  2014     2015     2016

Audit-Related Fees:    0.00%   0.00%  0.00%

Tax Fees:                   0.00%   0.00%  0.00%

All Other Fees:           0.00%   0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 12/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 12/7/2016

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 12/7/2016